                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 17, 2004
                                                          --------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

       New York                       0-3319                     13-1784308
       --------                       ------                     ----------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)            Identification No.)

                One Commerce Park, Valhalla, NY                  10595
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            (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                            -------------

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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          On April 17, 2004, the Registrant  announced that its Medical  Systems
          Group has delivered  twenty-two remote R/F Systems for installation in eighteen Social Security healthcare  facilities throughout Mexico. The
          Registrant also announced the initial delivery schedule for a contract awarded  in 2000 to  provide  one-hundred  remote  R/F  systems to the
          Ministry of Health in Romania. For additional  information,  reference is made to the press release which is attached hereto as Exhibit 99.01 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Business Acquired.

              Not Applicable.

          (b) Pro Forma Financial Information.

              Not Applicable.

          (c) Exhibits.

              99.01 Press Release dated April 17, 2004.

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                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DEL GLOBAL TECHNOLOGIES CORP.
                                ------------------------------------------------
                                             (Registrant)

Date:  April 23, 2004           By: /s/ Thomas V. Gilboy
                                   ---------------------------------------------
                                   Thomas V. Gilboy
                                   Chief Financial Officer

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                                  EXHIBIT INDEX

            Exhibit No.                                Description
            -----------                                -----------

            99.01                            Press Release dated April 17, 2004

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